UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Jeremy Herauf has been appointed as the Chief Accounting Officer of Groupon, Inc. (the “Company”), effective April 12, 2021. Mr. Herauf will replace Manju Gangadharan, who notified the Company on March 30, 2021 of his decision to resign as Chief Accounting Officer in order to pursue a new opportunity. Mr. Gangadharan’s resignation will be effective April 9, 2021 and is unrelated to any disagreement with the Company.
Mr. Herauf, age 42, has served as the Company’s Vice President, Global Corporate Controller since February 2020. He previously served in various roles at the Company including as Senior Director, International Controller from May 2019 to January 2020, Senior Director, EMEA Controller from February 2018 to April 2019, Senior Director, SEC Reporting and Accounting Policy and Head of EMEA Accounting from June 2017 to January 2018, Director / Senior Director, SEC Reporting and Accounting Policy from April 2013 to May 2017. Prior to joining the Company, Mr. Herauf held various positions at KPMG, a public accounting firm.
In connection with his appointment, Mr. Herauf will receive an annual base salary of $290,000 and will be eligible for an annual performance bonus with a target amount of 40% of base salary and a one-time cash bonus of $150,000 (subject to clawback if his employment terminates prior to April 15, 2022). In addition, Mr. Herauf will receive an award of restricted stock units (“RSUs”) under the Groupon, Inc. 2011 Incentive Plan, as amended, with an aggregate value of $200,000. The actual number of RSUs will be calculated using the average closing price of the Company's common stock in April 2021. Mr. Herauf’s RSU award will vest in two equal installments over a 2-year period, beginning on March 20, 2022, and is subject to approval by the Compensation Committee.
There are no family relationships between Mr. Herauf and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Herauf has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Herauf and any other person pursuant to which Mr. Herauf was appointed as an officer of the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: April 2, 2021
By: /s/ Melissa Thomas Name: Melissa Thomas Title: Chief Financial Officer